EXECUTION VERSION 1 1006503142v7 EXPENSE SHARING AND SERVICES AGREEMENT This EXPENSE SHARING AND SERVICES AGREEMENT (collectively with the attached schedules incorporated herein, this “Agreement”) is dated November 1, 2021 (the “Effective Date”), and is made by and among Everlake Holdings, LP, a Cayman Islands exempted limited partnership, Everlake US Parent Company, a Delaware corporation, Everlake US Holdings Company, a Delaware corporation, Everlake Reinsurance Limited, a Cayman Islands exempted company (“Everlake Re”), Everlake Investment Limited, a Cayman Islands exempted company, Everlake Services Company, a Delaware corporation, Allstate Life Insurance Company, an Illinois insurance company (“ALIC”), Allstate Assurance Company, an Illinois insurance company (“AAC”), and ALIC Reinsurance Company, a South Carolina captive insurance company (“ALIC Re” and collectively with Everlake Re, ALIC and AAC, the “Insurance Companies”), Allstate Assignment Company, a Nebraska corporation, Allstate Settlement Corporation, a Nebraska corporation, Allstate International Assignments, Ltd., a Delaware corporation, Allstate Distributors, LLC, a Delaware limited liability company (“ADLLC”), AIMCO Private Fund I Holdings, LLC, a Delaware limited liability company, AIMCO Private Fund I, LLC, a Delaware limited liability company, and any additional party that may become a party hereunder pursuant to mutual agreement by the Parties. Each of the parties to this Agreement shall be referred to individually as a “Party” and collectively as the “Parties.” W I T N E S S E T H: WHEREAS, each Party hereto is an affiliate of one another; WHEREAS, each Party intends that this Agreement supports the delivery of service to all effected customers and policyholders; WHEREAS, certain of the Parties incur costs and expenses in support of certain service departments or functions, which service departments or functions are necessary or beneficial for certain other Parties; WHEREAS, the costs and expenses incurred in support of each service department or function should be allocated among the Parties benefiting from such service department or function according to a defined allocation methodology; WHEREAS, the Parties wish to provide for the terms on which the Parties will make personnel, resources and facilities available to each other, and the terms on which the Parties will provide services to one another; WHEREAS, the Parties desire that other affiliates have the ability to become a Party hereto from time to time in the future; and WHEREAS, (i) ADLLC is a broker dealer registered with the Securities and Exchange Commission (“SEC”) and is also a member of the Financial Industry Regulatory Authority (“FINRA”) and other regulatory authorities, (ii) ADLLC serves as the Principal Underwriter & Distributor for the registered annuity products offered or assumed by ALIC and AAC.

2 1006503142v7 NOW, THEREFORE, the Parties hereto, intending to be legally bound, agree as follows: 1. Provision of Services; Sharing of Personnel, Resources and Facilities. (a) The term “Provider” shall mean any Party (i) making Personnel, resources or facilities available to another Party hereunder pursuant to a cost-sharing arrangement, or (ii) providing services to another Party hereunder, and the term “Recipient” shall mean any Party (i) to which such Personnel, resources or facilities are made available or (ii) to which such services are provided, in each case as the context may warrant. A Party may be both a Provider and a Recipient hereunder with respect to different Personnel, resources, and with respect to different services. For purposes of this Agreement, the “Personnel” of Party means the executives and employees of such Party and services provided by independent contractors engaged by such Party. (b) Each Provider shall provide to each Recipient the services identified on Schedule A, which schedule may be modified or amended by mutual agreement of the relevant Parties from time to time (subject to any required prior approval or non-disapproval from a department of insurance or similar insurance regulatory or administrative authority or agency having regulatory oversight of an Insurance Company (each, a “Domiciliary Regulator”)). (c) Each Provider shall make available to each Recipient the respective Personnel, resources and/or facilities on a cost sharing basis, under the terms provided in this Agreement, as the Parties may agree from time to time. 2. Cost Allocation; Payment for Services. (a) Each Recipient shall (i) reimburse the applicable Provider for the cost of any Personnel, resources and facilities and (ii) pay the applicable Provider for the services provided pursuant to this Agreement, in each case based on the cost of such Personnel, resources, facilities or services to such Provider. Without limiting the foregoing, each Recipient shall reimburse the applicable Provider at cost for the compensation (including, without limitation, base salary, short-term incentives and long-term incentives and the employer portion of any employment taxes payable thereon) and the cost of employee benefits (collectively, the “Provider Compensation Costs”) paid and provided by the Provider to the Provider’s Personnel, to the extent that such Provider Compensation Costs relate to the Recipient. For the avoidance of doubt, operating disbursements, including, but not limited to, for example, payments of claims, surrenders, commissions and taxes, shall be reimbursed at 100% of cost. The charge to a Recipient for any services, resources, Personnel and the use of facilities pursuant to this Agreement shall include all direct and indirectly allocable expenses. (b) With respect to any services, resources, facilities or Personnel made available pursuant to this Agreement on a cost allocation basis, the methods for allocating expenses to a Recipient shall be determined in accordance with the requirements prescribed in applicable insurance laws and regulations and the NAIC Accounting Practices and Procedures Manual. Such methods shall be modified and adjusted by mutual written agreement where

3 1006503142v7 necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by a Provider for the benefit of a Recipient. 3. Accounting and Payments. (a) Each Provider shall submit to each Recipient, within thirty (30) days following the end of each calendar quarter (or on a more frequent basis as reasonably necessary), a written statement of the amount estimated to be owed by such Recipient for Personnel, resources, facilities or services pursuant to this Agreement in that calendar quarter (or on a more frequent basis as reasonably necessary), including, for the avoidance of doubt, Provider Compensation Costs, and each Recipient shall pay to the applicable Provider within thirty (30) days following receipt of such written statement the amount set forth in the statement. Within sixty (60) days following the end of each calendar quarter, each Provider shall submit to each Recipient a statement of actual apportioned expenses and/or charges for services rendered for the prior calendar quarter, including the basis for the apportionment of each item. Any Recipient may request a written statement from a Provider setting forth, in reasonable detail, the nature of such expense and/or the nature of the services rendered and other relevant information to support the charge. Any difference, whether an underpayment or overpayment, between the estimated amount paid by a Recipient pursuant to the first sentence of this clause (a) and the amount of the actual apportioned expenses and charges shall be paid to the Provider or the Recipient, as applicable, within thirty (30) days following receipt of such statement of actual apportioned expenses and charges. For the avoidance of doubt, except as a result of an estimated payment, no Recipient shall be required to advance any funds to a Provider hereunder. Calculation of costs and invoices will be made in compliance with the requirements in the NAIC Accounting Practices and Procedures Manual and Statement of Statutory Accounting Principles (SSAP) No. 25 – Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties or other applicable SSAP. (b) Each Recipient shall pay and be liable for any and all sales, service, value- added or other similar Taxes or levies (but not including any Taxes based upon or calculated by reference to income, receipts or capital or withholding taxes) imposed upon, sustained, incurred or levied with respect to the sale, performance, provision or delivery of a services provided by Provider pursuant to this Agreement (“Sales and Service Taxes”). Such Sales and Service Taxes shall be separately stated on the relevant statement provided to the Recipient pursuant to Section 3(a) and shall be payable by such Recipient to the applicable Provider in the manner set forth in Section 3(a). The applicable Provider shall be responsible for the remittance to the applicable Tax authority of any Sales and Service Taxes paid by a Recipient to such Provider. 4. Capacity of Personnel; Status of Facilities; Shared Employees. (a) For clarity and avoidance of doubt, unless Provider and Recipient have separately agreed otherwise as provided in Section 4(c) hereof, the employees of a Provider shall at all times remain and be considered to be employees of such Provider, subject solely to the direction and control of Provider, and shall not be considered to be employees of Recipient. Accordingly, other than pursuant to the separate agreement referred to in Section 4(c), no

4 1006503142v7 Recipient shall have direct liability to the Personnel of any Provider with respect to the Provider Compensation Costs of such Provider. (b) No facility of any Provider used in performing services for, or subject to use by, any Recipient shall be deemed to be transferred, assigned, conveyed or leased by performance or use pursuant to this Agreement. (c) To the extent that any of the Parties hereto separately agree that a person who is an officer or employee of a Party hereto shall also serve as an officer or employee of any other Party hereto and such officer or employees does provide service to each such Party (each, a “Shared Employee”), a proportionate share of the aggregate Provider Compensation Costs of each such person shall be allocated to each Party based on the time spent performing services on behalf of each such Party, and the costs as so allocated shall then be subject to reimbursement as provided in Section 1(c) of this Agreement. 5. Term. This Agreement shall have an initial term of one year, starting on the Effective Date, and shall automatically renew annually for additional one-year terms unless any Party has terminated this Agreement in accordance with Section 6 below. 6. Termination. (a) Any Party may terminate this Agreement as to itself at any time and for any reason by providing the other Parties at least thirty (30) days’ prior written notice of its desired termination date; provided, however, that (i) subject to Section 22, any Party hereto may terminate this Agreement as to itself immediately upon the insolvency of another Party or the appointment of a conservator, liquidator or statutory successor of another Party and (ii) a non- breaching Party may terminate this Agreement as to itself upon any material breach of any material term of this Agreement by another Party, where such other Party fails to cure such breach within fifteen (15) days following its receipt of written notice thereof. (b) Any notice of termination shall be sent to all Parties hereto and the domiciliary insurance regulator of each Party which is an insurance company; provided, that this Agreement shall remain in full force and effect with respect to such other Parties unless and until any or all of such other Parties shall elect to terminate this Agreement. (c) Upon any termination of this Agreement, all Providers shall provide such services as may be reasonably requested by any Recipient to provide for the orderly transition of the services provided hereunder to another service provider designated by such Recipient. Such Recipient shall reimburse each Provider at cost for the provision of any such transition services. In addition, any Recipient, upon ninety (90) days’ prior written notice to any Provider, may terminate any one or more of the services to be furnished hereunder by such Provider to such Recipient. Any such partial termination with respect to specific services shall not be deemed to terminate this Agreement in its entirety or to affect the remaining Parties. 7. Offset. Any two (2) Parties may offset any amounts due one another from amounts that are to be paid one another under this Agreement.

5 1006503142v7 8. Governing Law. The laws of the State of New York (without giving effect to its conflicts of law principles) govern all matters arising out of this Agreement. 9. Regulator Approval. This Agreement is subject to the prior approval or non- disapproval of certain Domiciliary Regulators of the Insurance Companies, as applicable. 10. Amendments. This Agreement may not be altered or amended except by written agreement signed by all Parties and subject to any required approval or non-disapproval of each Domiciliary Regulator, as applicable. Notwithstanding the foregoing, the Parties agree that other affiliates may become Parties hereto from time to time in the future without the necessity of an amendment by executing a joinder agreement agreeing to be bound by the terms and conditions of this Agreement, subject to any required approval or non-disapproval of each Domiciliary Regulator, as applicable. Copies of any such joinder agreement shall be provided to all other Parties to this Agreement. 11. Books and Records. (a) All records, books and files established and maintained by any Provider by reason of its respective performance of services under this Agreement, which absent this Agreement would have been held by a Recipient, shall be deemed the property of such Recipient and shall be maintained in accordance with applicable law and regulation and subject to the control of the Recipient. Such records shall be available, during normal business hours, for inspection by a Recipient and anyone authorized by a Recipient including any Domiciliary Regulator of a Recipient. Copies of such records, books and files shall be delivered to a Recipient on demand. All such records, books and files shall be promptly transferred to a Recipient by a Provider upon termination of this Agreement. (b) All Providers and Recipients shall maintain their own books, accounts and records in such a way as to disclose clearly and accurately the nature and detail of the transactions between them, including such accounting information as is necessary to support the reasonableness of charges under this Agreement, and such additional information as a Recipient may reasonably request for purposes of its internal book-keeping and accounting operations. Each Provider shall keep such books, records and accounts insofar as they pertain to the computation of charges hereunder available for audit, inspection and copying by a Recipient and persons authorized by a Recipient during all reasonable business hours. (c) Each Recipient and persons authorized by it shall have the right, at a Recipient’s expense, to conduct an audit of the relevant books, records and accounts of a Provider upon giving reasonable notice of its intent to conduct such an audit. In the event of such audit, the Provider shall give to the party requesting the audit reasonable cooperation and access to all books, records and accounts necessary to audit during normal business hours. (d) In the event that electronic claim files are used in connection with this Agreement, all data in such electronic claim files shall be kept in such a format that it is easily separated from other data maintained by the Parties hereto in accordance with 215 ILCS 5/141b.

6 1006503142v7 12. Safeguarding Customer Information. In providing services hereunder, each Party shall implement appropriate security measures designed to meet the objectives of applicable insurance laws and regulations, including: (i) ensuring the confidentiality, security and integrity of the other Parties’ respective information regarding its clients’ and applicants’ nonpublic confidential information (“Customer Information”); (ii) protecting against anticipated threats or hazards to the security or integrity of Customer Information; and (iii) protecting against unauthorized access to or use of Customer Information. Each Provider shall adjust its information security program at the request of a Recipient for any relevant changes dictated by a Recipient’s assessments of risk around its Customer Information. Each Party agrees that during the term of this Agreement and thereafter, it shall not use, or permit any person or entity access to, any Customer Information except as permitted in connection with the performance of services hereunder. Each Party acknowledges that it shall be permitted to disclose Customer Information only to its employees, subcontractors, consultants and agents who have a need to know such information or otherwise in connection with its performance of its duties hereunder. In addition, a Party may disclose Customer Information if such disclosure is required by law or upon order of any competent court or law enforcement agency. This provision shall survive any termination of this Agreement for a period of seven (7) years. 13. Assignment. This Agreement may not be assigned by any Party without the prior written consent of the other Parties hereto and such assignment shall be subject to any required approval or non-disapproval of each Domiciliary Regulator, as applicable. This Agreement shall be binding upon, and shall inure to the benefit of, the Parties and their respective successors and permitted assigns. Nothing herein shall be deemed to grant a Provider an exclusive right to provide services, resources or Personnel to any Recipient, and all Recipients retain the right to contract with any third party, affiliated or unaffiliated, for the performance of services or for the use of resources, Personnel or facilities that are the same as or similar to those being provided to a Recipient pursuant to this Agreement. All Providers retain the right to contract with any third party, affiliated or unaffiliated, for the performance of services or for the use of resources, Personnel or facilities that are the same as or similar to those provided by such Provider to a Recipient pursuant to this Agreement so long as such Provider is able to continue to meet all obligations, including any required service levels or standards, under this Agreement. A Provider, with a Recipient’s consent, shall have the right to subcontract with any third party, affiliated or unaffiliated, for the performance of services requested by such Recipient; provided, that the Provider shall remain responsible for the performance of services by any such subcontractors in accordance with the terms of this Agreement. 14. Notices. All notices, statements or requests provided for in this Agreement shall be in writing and shall be deemed to have been given when delivered by hand or when sent by certified or registered mail, postage prepaid or overnight courier service or upon confirmation of transmission if sent by telecopier or e-mail.

7 1006503142v7 15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument. 16. Entire Agreement. This Agreement, together with any attached schedules, constitutes the sole and entire agreement between the Parties relating to the subject matter hereof. 17. No Waiver. No delay or failure by any Party to exercise any of its rights or remedies hereunder shall operate as a waiver thereof. 18. No Advancement of Funds. No funds shall be advanced by any Insurance Company to a Provider except to pay for services or expenses defined hereunder. 19. Oversight. Each Insurance Company will (a) maintain oversight for functions provided to such Insurance Company hereunder and (b) monitor services annually for quality assurance. 20. Funds and Invested Assets. All funds and invested assets of an Insurance Company are the exclusive property of such Insurance Company and, if held by a Provider for any reason, are held for the benefit of such Insurance Company and are subject to the control of such Insurance Company. 21. Indemnification. Provider(s) shall indemnify, defend and hold harmless the Recipient from any and all losses, claims, damages, judgments, assessments, costs or other liabilities resulting from the gross negligence or willful misconduct on the part of the Provider providing services hereunder. 22. Receivership of an Insurance Company. If any Insurance Company is placed in receivership or seized by its Domiciliary Regulator: (i) all of the rights of such Insurance Company hereunder extend to the receiver or the Director of such Domiciliary Regulator (the “Director”); and (ii) upon an order of liquidation of such Insurance Company, all books and records of such Insurance Company shall become the sole property of such Insurance Company or its estate and shall be transferred to the liquidator or the Director within ten (10) days of the entry of an order of liquidation in accordance with 215 ILCS 5/141b. No Provider shall have any automatic right to terminate this Agreement if an Insurance Company is placed in receivership. Furthermore, Provider(s) will continue to maintain any systems, programs, or other infrastructure notwithstanding a seizure by the Director, and will make them available to the receiver for so long as the Provider continues to receive timely payment for services rendered. 23. Costs Assumed on Behalf of Broker-Dealer. (a) Notwithstanding Section 2 of this Agreement, a Provider may agree that ADLLC will reimburse such Provider for services on a basis other than as provided in Section 2 above; provided that such basis provides for allocations of cost reasonably related to the services and associated costs performed by the Provider for the benefit of the Recipient.

8 1006503142v7 (b) Pursuant to Exchange Act Rule 17a-3, the Parties hereto acknowledge that ADLLC or any other Recipient registered as a broker or a dealer pursuant to Section 15 of the Securities Exchange Act of 1934 (“Company Broker-Dealer”) will make a record reflecting each expense and corresponding liability incurred relating to its business regardless of whether the liability is joint or several with any entity and regardless of whether a third party has agreed to assume the expense or liability. Such Company Broker-Dealer and the Provider agree that such Company Broker-Dealer will record all distribution-related expenses and administrative expenses and liabilities relating to its business on its books and records. Any expense recorded will be based on allocation methods consistent with Section 23(a) above. (c) Where the Provider agrees to assume the costs for services provided to a Company Broker-Dealer, such Company Broker-Dealer will not be obligated to reimburse the Provider, and the Provider will have no recourse to such Recipient, for the costs of such services. For any expenses that the Provider agrees to assume, the Provider and the Company Broker- Dealer agree to comply with the requirements specified in Section 3 of NASD Notice to Members 03-63 (Oct. 2003). [SIGNATURE PAGE FOLLOWS.]

DocuSign Envelope ID: A78EC47F-B1DC-4256-B658-E9BD26833931

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized officers as of the date first set forth above.

EVERLAKE HOLDINGS, LP

By: Blackstone ISG Investment Partners – A Management Associates (Cayman) – NQ L.P., its general partner

By: BISG – A GP – NQ L.L.C., its general partner

By: ______________________
Name: Menes Chee
Title: Authorized Signatory

EVERLAKE INTEREST HOLDINGS, LLC

By: Everlake US Holdings Company, its sole member

By: ______________________
Name: Tyler (Doney) Largey
Title: Chief Executive Officer

EVERLAKE US HOLDINGS COMPANY

By: ______________________
Name: Tyler (Doney) Largey
Title: Chief Executive Officer

EVERLAKE US PARENT COMPANY

By: ______________________
Name: Tyler (Doney) Largey
Title: Chief Executive Officer

EVERLAKE INVESTMENT LIMITED

By: ______________________
Name: Aaron Lissner
Title: Director

EVERLAKE SERVICES COMPANY

By: ______________________
Name: Tyler (Doney) Largey
Title: Chief Executive Officer

EVERLAKE REINSURANCE LIMITED

By: ______________________
Name: Tyler (Doney) Largey
Title: Chief Executive Officer

[*Signature Page — Expense Sharing and Services Agreement*]

DocuSign Envelope ID: A78EC47F-B1DC-4256-B658-E9BD26833931

ALLSTATE LIFE INSURANCE COMPANY

By: ______________________
Name: Tyler (Doney) Largey
Title: Chief Executive Officer

ALLSTATE ASSURANCE COMPANY

By: ______________________
Name: Tyler (Doney) Largey
Title: Chief Executive Officer

ALIC REINSURANCE COMPANY

By: ______________________
Name: Tyler (Doney) Largey
Title: Chief Executive Officer

ALLSTATE ASSIGNMENT COMPANY

By: ______________________
Name: Tyler (Doney) Largey
Title: Chief Executive Officer

ALLSTATE INTERNATIONAL ASSIGNMENTS, LTD.

By: ______________________
Name: Tyler (Doney) Largey
Title: Chief Executive Officer

ALLSTATE SETTLEMENT CORPORATION

By: ______________________
Name: Tyler (Doney) Largey
Title: Chief Executive Officer

ALLSTATE DISTRIBUTORS, LLC

By: ______________________
Name: Rebecca Kennedy
Title: President & Chief Executive Officer

[*Signature Page — Expense Sharing and Services Agreement*]

1006503142v7 Schedule A SERVICES AVAILABLE FROM SERVICE PROVIDERS 1. Human Resources 2. Operations 3. Legal 4. Tax 5. Audit Services 6. Information Technology 7. Facilities 8. Internal Controls 9. Compliance 10. Administration Services 11. Actuarial and Corporate Valuation 12. Finance 13. Management of Third-Party Contracts 14. Financial Planning and Analysis 15. Development of Asset and Investment Management Strategy 16. Executive/Financial Strategic and Operations Management 17. Capital Management (including Reinsurance) 18. Risk Management 19. Strategic Development